UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018 (March 27, 2018)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On March 25, 2018, the board of directors (the “Board”) of Rite Aid Corporation (the “Company” or “Rite Aid”) approved, and on March 27, 2018, the Company and Broadridge Corporate Issuer Solutions, as rights agent under the Company’s Tax Benefits Preservation Plan, dated as of January 3, 2018 (the “Agreement”), entered into, an amendment to the Agreement (the “Amendment”). The Amendment changed the final expiration date with respect to the Company’s preferred stock purchase rights (the “Rights”) issued under the Agreement from (a) 5:00 P.M., New York City time, on January 3, 2019, or such later date and time (but not later than 5:00 P.M., New York City time, on January 3, 2021) as may be determined by the Board and approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M., New York City time, on January 3, 2019 to (b) 5:00 P.M., New York City time, on March 27, 2018. In accordance with the terms of the Agreement as amended by the Amendment (the “Amended Agreement”), all of the Rights then outstanding expired at 5:00 P.M. (New York City time) on March 27, 2018, and no Rights are to be issued from and after that time.

The description of the Amendment in this Item 3.03 is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.2 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2018, the Company filed with the Secretary of State of the State of Delaware a certificate of elimination that, effective upon filing, eliminated from the Company’s certificate of incorporation all matters set forth in the certificate of designations with respect to the Company’s Series J Junior Participating Preferred Stock (the “Series J Junior Participating Preferred Stock”). No shares of the Series J Junior Participating Preferred Stock were issued and outstanding at the time of the filing of the certificate of elimination. A copy of the certificate of elimination is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 28, 2018, the Company issued a press release relating to the Amendment and the Asset Purchase Agreement (as defined in Item 8.01). A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Exhibit 99.1 to this report and the information set forth and incorporated by reference in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

The Company today announced that it has completed the store closings under the previously disclosed Amended and Restated Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of September 18, 2017, by and among the Company, Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”), and Walgreen Co., an Illinois corporation and wholly owned subsidiary of WBA (“Buyer”).  Under the Asset Purchase Agreement, Buyer agreed to purchase a total of 1,932 stores, three distribution centers and related inventory from the Company for an all-cash purchase price of $4.375 billion on a cash-free, debt-free basis.  As of March 27, 2018, the Company has completed the store transfer process, and all 1,932 stores and related assets have been transferred to WBA and the Company has received cash proceeds of $4.157 billion (the “Proceeds”). The Company continues to use the Proceeds to reduce its outstanding indebtedness.

The transfer of the three distribution centers and related inventory is expected to begin after September 1, 2018.  The majority of the closing conditions have been satisfied, and the transfers of the Company’s distribution centers and related assets remain subject to minimal customary closing conditions applicable only to the distribution centers being transferred at such distribution center closing, as specified in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2017, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Amended and Restated Asset Purchase Agreement, dated September 18, 2017, among Rite Aid Corporation, Walgreens Boots Alliance, Inc. and Walgreen Co. (incorporated by reference to Exhibit 2.1 of Rite Aid Corporation’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 19, 2017)

3.1	Certificate of Elimination of Series J Junior Participating Preferred Stock of Rite Aid Corporation.

4.1

Tax Benefits Preservation Plan, dated as of January 3, 2018, between Rite Aid Corporation and Broadridge Corporate Issuer Solutions (incorporated by reference to Exhibit 4.1 of Rite Aid Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2018)

4.2	First Amendment to Tax Benefits Preservation Plan, dated as of March 27, 2018, by and between Rite Aid Corporation and Broadridge Corporate Issuer Solutions.

99.1	Press release dated March 28, 2018

Cautionary Statement Regarding Forward Looking Statements

This report contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of subsequent closings of the sale of Company distribution centers and assets to WBA; the ability of the parties to complete the distribution center closing considering the various closing conditions applicable to the distribution centers and related assets being transferred at such distribution center closing; the outcome of legal and regulatory matters in connection with the sale of stores and assets of Rite Aid to WBA; the expected benefits of the transactions such as improved operations, growth potential, market profile and financial strength; the competitive ability and position of Rite Aid following completion of the proposed transactions; the ability of Rite Aid to implement new business strategies following the completion of the proposed transactions; the ability of Rite Aid to repay its debt using the proceeds from the proposed transactions and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed transactions, including the possibility that the subsequent transactions may not close, including because a governmental entity  may prohibit, delay or refuse to grant approval for the consummation of the transactions, or may require conditions, limitations or restrictions in connection with such approvals, the risk that there may be a material adverse change of Rite Aid, or the business of Rite Aid may suffer as a result of uncertainty surrounding the proposed transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions; risks associated with the financing of the proposed transaction; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the effect of the pending sale on Rite Aid’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; risks related to diverting management’s or employees’ attention from ongoing business operations; the risk that Rite Aid’s stock price may decline significantly if the proposed transaction is not completed; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; potential changes to our strategy in the event the remaining proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, and in other documents that we file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Additional Information and Where to Find It

In connection with the proposed strategic combination involving Rite Aid and Albertsons Companies, Inc. (“ACI”), Rite Aid and ACI intend to file relevant materials with the SEC, including that ACI will file a registration statement on Form S-4 that will include a proxy statement/prospectus to be distributed to Rite Aid’s stockholders.  Rite Aid will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  RITE AID’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors and security holders may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention:  Senior Director, Treasury Services & Investor Relations.  Copies of documents filed with the SEC by ACI will be made available, free of charge, on ACI’s website at www.Albertsonscompanies.com.

Participants in Solicitation

Rite Aid, ACI and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Rite Aid common stock in respect of the proposed transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for Rite Aid’s 2017 annual meeting of stockholders filed with the SEC on June 7, 2017, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Information about the directors and executive officers of ACI will be set forth in the Form S-4.  Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2018	RITE AID CORPORATION

	By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Senior Vice President, General Counsel and Secretary